UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AADI BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 26, 2022

To the Stockholders of Aadi Bioscience, Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the "Annual Meeting") of Aadi Bioscience, Inc. (the “Company”), which will be held online on Tuesday, June 14, 2022 at 10:30 a.m. Pacific Time via webcast at www.virtualshareholdermeeting.com/AADI2022. The Annual Meeting will be a completely virtual meeting which will be conducted via live webcast.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

At this Annual Meeting, the agenda includes

1.	The election of two Class II directors for a three-year term;
2.	The ratification of the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	To transact such other business as may properly come before the Annual Meeting (including adjournments and postponements thereof).

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or, if you requested printed copies of the proxy material by mail, by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to change your vote, revoke your proxy or vote electronically at the Annual Meeting.

We hope that you will join us virtually on June 14, 2022. Your investment and continuing interest in the Company are very much appreciated.

Sincerely yours,

/s/ Neil Desai, Ph.D.

Neil Desai, Ph.D.

Chief Executive Officer

/s/ Caley Castelein, M.D.

Caley Castelein, M.D.

Chairman of the Board

AADI BIOSCIENCE, INC.

17383 Sunset Boulevard, Suite A250

Pacific Palisades, California 90272

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Online on Tuesday, June 14, 2022 at

www.virtualshareholdermeeting.com/AADI2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Aadi Bioscience, Inc. (the “Company”), will be held online on June 14, 2022 at 10:30 a.m. Pacific Time. Due to the public health concerns about the ongoing coronavirus (“COVID-19”) pandemic, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting virtually via the Internet, vote your shares electronically and submit your questions during the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/AADI2022. You will need your 16-digit control number, which is located on the Notice of Internet Availability (the “Notice of Availability”) that you received in the mail, on your proxy card or in the instructions accompanying your proxy materials, to attend the Annual Meeting.

The purpose of the Annual Meeting is the following:

1.

To elect two Class II directors, Anupam Dalal, M.D. and Karin Hehenberger, M.D., Ph.D., to serve on the Company’s board of directors (the “Board”) until the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until their successors are duly elected and qualified, or until their earlier resignation, death or removal;

2.	To ratify the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	To transact such other business as may properly come before the Annual Meeting (including any adjournments and postponements thereof).

Stockholders of record at the close of business on April 20, 2022, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. Further information regarding voting rights and matters to be voted upon is presented in the accompanying proxy statement.

To participate in the Annual Meeting, you will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card at www.virtualshareholdermeeting.com/AADI2022 and beneficial owners of shares held in street name must additionally follow the instructions provided by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.

YOUR VOTE IS IMPORTANT. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy over the Internet or by telephone as described in the instructions included in the Notice of Availability or by signing, dating and returning the proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Material for the Annual Meeting to be held on June 14, 2022. Our proxy statement and Annual Report to the Stockholders are being made available on or about April 26, 2022 at https://www.proxyvote.com. We are providing access to our proxy materials over the Internet under the “notice and access” rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

/s/ Neil Desai, Ph.D.
Neil Desai, Ph.D.
Chief Executive Officer

April 26, 2022

AADI BIOSCIENCE, INC.

17383 Sunset Boulevard, Suite A250

Pacific Palisades, California 90272

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ONLINE ON TUESDAY, JUNE 14, 2022

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aadi Bioscience, Inc. (the “Company”) for use at the 2022 Annual Meeting of Stockholders of the Company and at any adjournments, postponements or continuations thereof (the “Annual Meeting”).  The Annual Meeting will be held at 10:30 a.m. Pacific Time on Tuesday, June 14, 2022.

Due to the public health concerns about the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast.

There will be no physical location for stockholders to attend. You will be able to attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/AADI2022, where you will be able to vote electronically and submit questions. To participate in the Annual Meeting, you will need your 16-digit control number, which is located on the Notice of Internet Availability of Proxy Material (the “Notice of Availability”) that you received in the mail, included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. The Notice of Availability containing instructions on how to access the Proxy Statement and our Annual Report is first being mailed on or about April 26, 2022 to all stockholders entitled to vote at the Annual Meeting. The proxy material and our 2021 Annual Report can be accessed by following the instructions in the Notice of Availability.

Please see the “General Information” section of the Proxy Statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies.  If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

In this Proxy Statement, the terms “Aadi,” the “company,” “we,” “us,” and “our” refer to Aadi Bioscience, Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive offices is Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to seek stockholder approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such stockholder approval must be conducted. We have taken advantage of these reduced reporting obligations in this Proxy Statement. Accordingly, the information contained herein may be different than the information you receive from other public companies that are not emerging growth companies in which you hold stock.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 14, 2022

This Proxy Statement and our Annual Report are
available for viewing, printing and downloading at https://www.proxyvote.com

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (“SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC website at http://www.sec.gov.

The date of this Proxy Statement is April 26, 2022 and Notice of Availability is mailed to stockholders on or about April 26, 2022.

AADI BIOSCIENCE, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Merger with Aerpio Pharmaceuticals, Inc

On August 26, 2021 (the “Closing Date”), Aadi Bioscience, Inc., a Delaware corporation (f/k/a Aerpio Pharmaceuticals, Inc.), completed its business combination with Aadi Subsidiary, Inc. (f/k/a as Aadi Bioscience, Inc., or “Private Aadi”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated May 16, 2021, by and among Aadi, Aspen Merger Subsidiary, Inc. (“Merger Sub”) and Private Aadi (the “Merger Agreement”), pursuant to which Merger Sub merged with and into Private Aadi, with Private Aadi surviving as a wholly owned subsidiary of ours (the “Merger”).

Access to Proxy Materials

The Notice of Availability containing instructions on how to access this Proxy Statement, the accompanying notice of annual meeting and form of proxy, and our Annual Report, is first being sent or given on or about April 26, 2022, to all stockholders of record as of April 20, 2022. The proxy materials and our Annual Report can be accessed as of April 26, 2022, by visiting www.proxyvote.com. If you receive the Notice of Availability, then you will not receive a printed copy of the proxy materials or our Annual Report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our Annual Report are set forth in the Notice of Availability.

Record Date

The Board of Directors has fixed the close of business on April 20, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement, adjournment or continuation thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement, adjournment or continuation thereof.

Quorum	A majority of the voting power of all outstanding stock entitled to vote on the record date must be present in person or represented by proxy to constitute a quorum.
Shares Outstanding	20,941,973 shares of common stock outstanding as of April 20, 2022.

Voting	If your shares are registered directly in your name, and you are a “stockholder of record,” there are four ways that you can vote:
(1)

By Internet: You may vote over the Internet by following the instructions provided in the Notice of Availability or on the proxy card. Votes submitted by Internet must be received by 11:59 p.m. Eastern time on June 13, 2022.

(2)

By Telephone: You may vote over the telephone by following the instructions provided in the Notice of Availability or on the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern time on June 13, 2022.

(3)

By Mail: If you requested printed copies of the proxy materials by mail, you can vote by completing and mailing your proxy card in the enclosed postage prepaid envelope provided. Proxies submitted by mail must be received before the start of the Annual Meeting.

(4)

By Attending the Annual Meeting Virtually: You may vote at the Annual Meeting by following the instructions available at www.virtualshareholdermeeting.com/AADI2022. Have your proxy card or Notice of Availability in hand as you will be prompted to enter your 16-digit control number to vote at the Annual Meeting.

If your shares are held in an account at a bank or a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name.” The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares. Please follow their instructions. If your voting instruction form or Notice of Availability indicates that you may vote your shares through the Internet, then you may vote those shares at the Annual Meeting with the control number indicated on that voting instruction form or the Notice of Availability. Otherwise, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Revoking Your Proxy

Stockholders of record may revoke their proxies at any time before they are voted by

•attending the Annual Meeting and voting directly at the meeting;

•by filing an instrument in writing revoking the proxy;

•by filing another duly executed proxy bearing a later date with our Secretary before the polls close; or

•by voting again before the cutoff time (your latest proxy is the one that will be counted), unless such proxy states that it is irrevocable and it is coupled with an interest sufficient in law to support an irrevocable power. If you hold shares through a bank or broker, you must contact your bank or broker for instructions as to how to change your vote.

Votes Required to Adopt Proposals	Each share of our common stock outstanding on the Record Date is entitled to one vote on each proposal presented at the Annual Meeting:
For Proposal One, the election of directors, the two nominees receiving the most votes (also known as a plurality vote) will be elected as directors.

For Proposal Two, the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon is required to ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Effect of Abstentions and Broker Non-Votes

Votes withheld from any nominee, abstentions and "broker nonvotes" (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum but have no effect on the election of directors.

Abstentions will have the same effect as a vote against the proposal for the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal Two, the ratification of the appointment of BDO USA LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors unless you affirmatively provide the broker instructions on how to vote.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs

We are making this solicitation and will pay for the distribution of the Notice of Availability and our proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

PROPOSAL ONE

ELECTION OF DIRECTORS

Board Structure

Our Board currently consists of seven (7) members and is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class II directors expires at the Annual Meeting. The term of the Class III directors expires at the 2023 annual meeting and the term of the Class I directors expires at the 2024 annual meeting. Directors are elected to hold office for a three-year term and until the election and qualification of their successors in office, or until such director’s earlier resignation, death or removal.

Director Nominees

Based on the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated Drs. Anupam Dalal and Karin Hehenberger for election as the Class II directors to serve for a three-year term ending at the 2025 annual meeting and until their successors are elected and qualified, or until their earlier resignation, death or removal. Drs. Dalal and Hehenberger are current members of our Board and have consented to serve, if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received "FOR" the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominee, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

The biographies of each of the nominees and continuing directors below contain information regarding each such person's service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person's specific experience, qualifications, attributes and skills that led the Board and its Nominating and Corporate Governance Committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. While the Board has not established specific minimum qualifications for Board members, our Board and Nominating and Corporate Governance Committee believe that the assessment of director qualifications may include numerous factors, such as character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of the Company’s business and an understanding of the responsibilities that are required of a member of the Board, other than time commitments. Diversity with respect to professional background, education, race, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. Our Nominating and Corporate Governance Committee and Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings, participation in and contribution to the activities of the Board and the Company and other qualifications and characteristics set forth in the charter of the Nominating and Corporate Governance Committee.

Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that it should be a diverse body, and its Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In addition, we intend to satisfy applicable laws and regulations regarding board composition, including the rules of the Nasdaq Capital Market ("Nasdaq") regarding “diverse” directors. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Board’s Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee recommends to our Board the director nominees for selection.

Our corporate governance guidelines also dictate that a majority of the Board be comprised of independent directors whom the Board has determined have no material relationship with Aadi and who are otherwise "independent" directors under the published listing requirements of Nasdaq.

Board Diversity Matrix (as of April 26, 2022)

The table below provides certain highlights of the composition of our Board members and nominees as of April 26, 2022. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix as of April 26, 2022
Total Number of Directors:			7
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors	5	2	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	2	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Director Nominees

The Class II nominees for director along with their biographical information as of April 1, 2022 are set forth below:

Name	Age	Position(s)	Director Since	Board Class / Term Expiration
Anupam Dalal, M.D.	50	Director	2011	II - 2025
Karin Hehenberger, M.D., Ph.D.	49	Director	2021	II - 2025

Anupam Dalal, M.D. has served on the board of directors of Aadi (formerly known as Aerpio Pharmaceuticals, Inc. through August 2021) since November 2011. Since August 2016, Dr. Dalal has been working at Acuta Capital, a financial investment group. From 2006 to 2016, Dr. Dalal was the Managing Director of Kearny Venture Partners, a healthcare investment firm. He was a Founder and Managing Member of KVP Capital, an investment fund. He served as a director of Akebia Therapeutics from 2008 to 2016. Dr. Dalal received an M.D. from the University of California in San Francisco with honors; an M.B.A., with distinction, from Harvard Business School; and a B.A. in Economics, Phi Beta Kappa and highest honors, from the University of California at Berkeley. We believe that Dr. Dalal is qualified to serve as a director based on his industry experience.

Karin Hehenberger, M.D., Ph.D. has served on Aadi’s board of directors since August 2021. Dr. Hehenberger has served as Chief Executive Officer of Lyfebulb, Inc., a patient engagement platform, since January 2014. From 2011 to 2013, Dr. Hehenberger served in various roles at Coronado Biosciences, Inc. (now Fortress Biotech, Inc.), including Senior Vice President of Scientific Affairs and, most recently, Chief Medical Officer. Dr. Hehenberger has previously served in several management positions including as Vice President, Metabolics Strategy and Business Development at Johnson & Johnson, and Senior Vice President Strategic Alliances at Juvenile Diabetes Research Foundation (“JDRF”), a nonprofit funder of type 1 diabetes research. Dr. Hehenberger previously served as Senior Director of Scientific Communications at Eyetech Pharmaceuticals, Inc., a biopharmaceutical company, and Senior Investment Director and Partner at Scandinavian Life Science Venture. Dr. Hehenberger serves on the board of directors of the American Diabetes Association, the Rolf Luft Foundation for Diabetes Research, and Diamyd Medical. Dr. Hehenberger holds a M.D. and Ph.D. from Karolinksa Institute in Stockholm, Sweden. Dr. Hehenberger did her JDRF post-doctoral fellowship at the Joslin Diabetes Center at Harvard Medical School. We believe Dr. Hehenberger is qualified to serve as a director based on her extensive industry knowledge and her medical and life sciences expertise.

Continuing Directors

The directors continuing their term and respective biographical information as of April 1, 2022 are set forth below:

Name	Age	Position(s)	Director Since	Board Class / Term Expiration
Behzad Aghazadeh, Ph.D.	50	Director	2021	III - 2023
Richard Maroun	67	Director	2021	III - 2023
Emma Reeve	61	Director	2021	III - 2023
Caley Castelein, M.D.	51	Director	2017	I - 2024
Neil Desai, Ph.D.	57	President, Chief Executive Officer, Secretary, Director	2021	I - 2024

Behzad Aghazadeh, Ph.D has served as a member of Aadi’s board of directors since August 2021. Dr. Aghazadeh currently is the Managing Partner and Portfolio Manager of Avoro, a global life sciences investment firm with a focus on supporting emerging biotechnology companies, which he joined in July 2011. From March 2017 to October 2020, Dr. Aghazadeh served as Executive Chairman of the board of directors of Immunomedics, Inc., a biopharmaceutical company (now a subsidiary of Gilead Sciences, Inc.). Dr. Aghazadeh additionally serves on the board of directors of Scribe Therapeutics Inc., a private molecular engineering company developing advanced technologies for CRISPR-based genetic medicine. We believe that Dr. Aghazadeh is qualified to serve as a director based on his more than 20 years of experience in the biopharmaceutical industry, including more than 15 years as an institutional investor and previous six years at Booz Allen as a general management consultant to senior executive teams in the healthcare sector.

Richard Maroun served as a member of Private Aadi’s board of directors from February 2017 until the closing of the Merger in August 2021, at which time he became a member of our board of directors. Since June 2014, Mr. Maroun has served as Partner, General Counsel at Frazier Healthcare Partners, a private equity and venture capital firm. Prior to joining Frazier, Mr. Maroun was Senior Vice President and General Counsel of Aptalis Pharma US, Inc. from 2012 through February 2014. Previously, Mr. Maroun has served in numerous senior executive roles for APP Pharmaceuticals, Inc., a fully-integrated pharmaceutical company, including as Executive Vice President, Chief Administrative Officer, General Counsel, and Business Development Officer. Mr. Maroun has also previously held senior positions with Abraxis Bioscience, Inc., a biotechnology company, and American BioScience, Inc., a company involved in the research and development of novel drug compounds. Prior to joining American BioScience, Mr. Maroun was a Director of Merrill Lynch, Pierce, Fenner & Smith, and before that he was a Senior Tax Manager of Deloitte & Touche LLP. In May 2021, Mr. Maroun was nominated to serve as a member of the board of directors of Lazard Healthcare Acquisition Corp. I (“Lazard”), a newly organized blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, to be effective on the effective date of Lazard’s registration statement. Mr. Maroun also currently serves as a board member or advisor of several privately-held companies funded by Frazier Healthcare Partners, including Community Care Health Network, LLC, Parata Systems, Inc., Orthotic Holdings, Inc., and AppianRx, and was previously a member of the board of directors of Organovo Holdings, Inc., a publicly traded biotechnology company, from August 2016 to July 2020. Mr. Maroun holds a

LL.M. in Taxation from Boston University School of Law, a J.D. from Santa Clara University School of Law, and a B.S. degree in economics from John Carroll University. We believe Mr. Maroun is qualified to serve as a director based on his extensive leadership experience in the life sciences industry, his experience in mergers, acquisitions, and finance, and his legal and accounting expertise.

Emma Reeve has served on Aadi’s board of directors since September 2021. Ms. Reeve served as Senior Vice President and Chief Financial Officer of Constellation Pharmaceuticals, Inc., a development-stage oncology company, from October 2017, and as its Treasurer from December 2020, until its acquisition in July 2021, and was its Secretary between December 2017 and September 2018. Prior to joining Constellation, Ms. Reeve served as Corporate Controller of Parexel International, a life sciences consulting firm and contract research organization, from September 2014 to October 2017, and as Interim Chief Financial Officer and Corporate Controller of Parexel from July 2016 to May 2017. Previously, Ms. Reeve served as Head of Finance and Administration at Novartis Pharma Schweiz, a pharmaceutical company, from May 2012 to August 2014, and as Vice President, Global Head Business Planning and Analysis for Novartis Vaccines and Diagnostics, a division of Novartis, from January 2008 to April 2012. Prior to that, she served as the Chief Financial Officer of Inotek Pharmaceuticals Inc., and of Aton Pharma, Inc., and in operational and finance roles at Merck Research Laboratories and Bristol Myers Squibb Company. Ms. Reeve has served as a member of the boards of directors of Editas Medicine, Inc., a publicly traded biopharmaceutical company, since September 2021, and PTC Therapeutics, Inc., a publicly traded pharmaceutical company, since December 2018. Ms. Reeve holds a B.Sc. in computer science from Imperial College, University of London and is an associate of the Institute of Chartered Accountants in England & Wales. Ms. Reeve serves on our Audit Committee and she qualifies as an audit committee financial expert under the SEC rules. We believe Ms. Reeve is qualified to serve as a director based on her extensive industry knowledge, financial and accounting expertise as a former chief financial officer and her life sciences expertise.

Caley Castelein, M.D. has served on the board of directors of Aadi (formerly known as Aerpio Pharmaceuticals, Inc. through August 2021) since March 2017. Dr. Castelein is the Founder and has been a Managing Director for Kearny Venture Partners, a healthcare investment firm, since 2006. Dr. Castelein is also the Founder and has been the Managing Director for KVP Capital, an investment fund, since 2013. He is a director for ViewRay (NASDAQ: VRAY) and Newbridge Pharmaceuticals. Previously, Dr. Castelein served on the board of directors of Alivecor, a medical device company from April 2015 to March 2020; Boreal Genomics, a diagnostics company, from October 2010 to September 2021; Waterstone Pharmaceuticals, a pharmaceutical company from March 2015 to March 2018; Wellpartner, a pharmaceutical distribution solutions company, from March 2015 to November 2017; and Neos Therapeutics, a pharmaceutical company from March 2015 to July 2015. Dr. Castelein received his M.D. from University of California, San Francisco and his A.B. in Biology from Harvard University. We believe that Dr. Castelein is qualified to serve as a director based on his industry experience and service on multiple company boards.

Neil Desai, Ph.D. founded Private Aadi in October 2011 and served as President, Chief Executive Officer, and a member of the board of directors of Private Aadi from inception until the closing of the Merger in August 2021, at which time he became our President, Chief Executive Officer and a member of our board of directors. From October 2010 to October 2016, Dr. Desai served as Vice President, Strategic Platforms at Celgene Corporation (now Bristol Myers Squibb), a global biopharmaceutical company. Prior to Celgene, Dr. Desai served as Senior Vice President, Global Research and Development at Abraxis BioScience, Inc., a biotechnology company, from November 2008 until Abraxis BioScience was acquired by Celgene Corporation in October 2010 and as Vice President, Research & Development at Abraxis BioScience from March 1999 to October 2008. Dr. Desai has also previously served in positions of increasing seniority at American BioScience, Inc. and its predecessor companies. Dr. Desai holds a M.S and Ph.D. in Chemical Engineering from the University of Texas at Austin, and a B.S. in Chemical Engineering from the University Institute of Chemical Technology in Mumbai, India. We believe Dr. Desai is qualified to serve as a director based on his leadership track record, broad experience in the life sciences industry, and his service as Aadi’s President and Chief Executive Officer.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

EXECUTIVE OFFICERS

Our executive officers as of April 1, 2022 and their biographical information are set forth below:

Name	Age	Position(s)
Executive Officers:
Neil Desai, Ph.D.	57	President, Chief Executive Officer, Secretary
Brendan Delaney	47	Chief Operating Officer
Scott Giacobello	51	Chief Financial Officer and Treasurer
Loretta Itri, M.D.	72	Chief Medical Officer

Neil Desai, Ph.D. Please see the biographical information provided above in the section entitled “Continuing Directors.”

Brendan Delaney has served as our Chief Operating Officer since September 2021. Prior to joining the Company, Mr. Delaney served as the Chief Commercial Officer of Constellation Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company that was acquired by MorphoSys, from January 2021 to September 2021. From November 2017 to January 2021, Mr. Delaney served as the Chief Commercial Officer of Immunomedics, Inc., a biotechnology company (now a subsidiary of Gilead Sciences, Inc.). Mr. Delaney was employed at Celgene Corporation (now Bristol Myers Squibb), from March 2011 to November 2017, where he most recently served as Vice President, US Commercial Hematology/Oncology. Mr. Delaney’s prior roles at Celgene Corporation include Vice President, Global Marketing, Hematology and Executive Director, Global Marketing, Multiple Myeloma Franchise. Before joining Celgene in 2011, Mr. Delaney was the Director of the Global Chronic Myeloid Leukemia (CML) Franchise at Novartis Oncology, a healthcare company. From 2006 to 2011, Mr. Delaney held a variety of commercial positions at Novartis Oncology, including serving as U.S. Marketing Lead for the launch of Afinitor in Renal Cell Carcinoma. Mr. Delaney currently serves on the board of directors of BeyondSpring Pharmaceuticals, Inc. Mr. Delaney received his B.S. in biological sciences from Rutgers University and his M.B.A. in finance from The Stern School of Business at New York University.

Scott Giacobello has served as our Chief Financial Officer since November 2021. Prior to joining the Company, Mr. Giacobello served as the Chief Financial Officer of GW Pharmaceuticals plc, a global pharmaceuticals company, from March 2017 until its acquisition by Jazz Pharmaceuticals plc in May 2021. Prior to joining GW Pharmaceuticals, Mr. Giacobello served as Chief Financial Officer of Chase Pharmaceuticals Corporation, a clinical stage biopharmaceutical company focused on the development and commercialization of improved treatments for neurodegenerative disorders, until it was acquired by Allergan plc (now a wholly owned subsidiary of AbbVie Inc.), in 2016. From 2008 through 2015, Mr. Giacobello held senior level finance positions at Allergan including Vice President of Finance for Global Research & Development, Vice President of Corporate Finance and Vice President of Internal Audit & Compliance. Mr. Giacobello’s previous experience includes financial positions at the Black & Decker Corporation and Ernst & Young, LLP. Mr. Giacobello currently serves on the board of directors of the privately-held company Autobahn Therapeutics. Mr. Giacobello holds a bachelor’s degree in business administration from the University of Notre Dame and is a Certified Public Accountant.

Loretta Itri, M.D., has served as our Chief Medical Officer since October 2021. She was most recently the Chief Medical Officer at Immunomedics, Inc., a biotechnology company (now a subsidiary of Gilead Sciences, Inc.), from February 2020 to March 2021, and provided consulting services for Immunomedics, Inc. from May 2019 to February 2020. Before that, she served as Executive Vice President of Global Health Sciences & Regulatory Affairs at The Medicines Company from January 2013 to May 2019, where she oversaw the development and regulatory approve of a variety of products, including the early development of inclisiran, and other cardiovascular drugs and antibiotics. Previously, she served as President of Pharmaceutical Development and Chief Medical Officer at Genta, Inc., a biopharmaceutical company, as Senior Vice President of Medical and Regulatory Affairs at Johnson & Johnson’s Pharmaceutical Research Institute, and as Senior Vice President of Clinical Affairs and Chief Medical Officer for Ortho Biotech Inc. Dr. Itri began her career at Hoffmann-La Roche, as Assistant Vice President of Clinical Development in immunology and oncology. Dr. Itri received her M.D. from New York Medical College, completed her medical residency at SUNY-Stony Brook, and her fellowship in medical oncology at Memorial Sloan-Kettering Cancer Center where she was an adjunct attending physician for more than 15 years. Dr. Itri has served as a member of the National Cancer Institute Board of Scientific Counselors and has published extensively on the development of therapeutic agents.

CORPORATE GOVERNANCE

Board Composition and Structure

Our Amended and Restated Certificate of Incorporation provides that the number of directors shall be fixed exclusively by our Board. Each director holds office until the expiration of the term for which they are elected and until such director successor is duly elected and qualified or until his or her death, resignation or removal. Our Amended and Restated Certificate of Incorporation provides that our directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors. Newly created directorships resulting from any increase in the number of directors, created in accordance with our bylaws, and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director, and not by the stockholders.

Our Amended and Restated Certificate of Incorporation provides that our Board is divided into three classes of directors, with the classes as nearly equal in size as possible, designated Class I, Class II and Class III. Each of our directors previously identified serves in the class indicated. Subject to any earlier resignation or removal in accordance with the terms of our Amended and Restated Certificate of Incorporation and our bylaws, if elected, our Class II directors will serve until the 2025 annual meeting of stockholders; our Class III directors will serve until the 2023 annual meeting of stockholders; and our Class I directors will serve until the 2024 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned among the classes as to make all classes as nearly equal in number as practicable.

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	personal and professional integrity;
•	ethics and values;
•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	experience in the industries in which we compete;
•	experience as a director or executive officer of another publicly held company;
•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	conflicts of interest; and
•	practical and mature business judgment.

Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Director Independence

Our securities are listed on Nasdaq which has a requirement that a majority of directors be independent. We evaluate independence by the standards for director independence set forth in the Nasdaq Marketplace Rules. Under such rules, our Board has determined that all members of the Board, except Neil Desai, are independent directors. Neil Desai is not an independent director under these rules because he is an executive officer of our company. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence. The composition and functioning of our Board and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

Stockholder Recommendations

Stockholders may submit recommendations for director candidates to the Nominating and Corporate Governance Committee by sending the individual's name and qualifications in writing to our Secretary at Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272 in accordance with the bylaws of the Company, who will forward all recommendations to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Board Leadership Structure and Role of Board in Risk Oversight

Board Leadership Structure

We have established a role of the chairman of the board, which is currently held by Caley Castelein, M.D., and we plan to keep this role separated from the role of Chief Executive Officer. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing a chairman of the board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board’s oversight responsibilities continue to grow. Our bylaws and corporate governance guidelines require that our chairman of the board not be an employee or an executive officer of our company, and our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” located in annual and quarterly reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full Board (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board Meetings and Attendance

The Board held nine meetings during 2021, and each of the incumbent directors of the board attended at least 75% of the aggregate of all meetings of the board and all meetings of committees of our board upon which they served (during the periods that they served) during 2021. The Board regularly holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under SEC rules. Members of our board are encouraged to attend annual meetings of our stockholders. Each of our directors attended the 2021 Annual Meeting of Stockholders.

Board Committees

We have established the following board committees: Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates pursuant to a charter adopted by our Board. The composition and functioning of all committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, SEC rules and regulations, and Nasdaq.

The following table sets forth which directors currently serve on each committee of the Board.

Name	Nominating and Corporate Governance	Compensation	Audit
Behzad Aghazadeh, Ph.D.	M
Caley Castelein, M.D.		M
Anupam Dalal, M.D.	CH	M
Karin Hehenberger, M.D., Ph.D.	M		M
Richard Maroun		CH	M
Emma Reeve			CH
(CH)	Chairperson of the Committee
(M)	Member

Audit Committee

Karin Hehenberger, Richard Maroun and Emma Reeve serve on the Audit Committee, which is chaired by Emma Reeve. Our Board has determined that Karin Hehenberger, Richard Maroun and Emma Reeve are “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board has designated Emma Reeve as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee’s responsibilities include:

•

appointing, compensating, retaining, evaluating overseeing, and assessing the independence of our independent registered public accounting firm; pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•

reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	reviewing and discussing with management and the Company’s independent registered public accounting firm our internal controls over financial reporting;
•	adopting and overseeing procedures to address complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•	reviewing, approving and monitoring related party transactions involving directors or executive officers of the Company;
•

recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal, regulatory and ethical requirements as they relate to our financial statements and accounting matters;
•	setting hiring policies with regard to the hiring of employees or former employees of the Company’s independent registered public accounting firm and overseeing the compliance with such policies;

•	reviewing and discussing with management and the Company’s independent registered public accounting firm guidelines and policies to identify, monitor, and address enterprise risks;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement; and
•	reviewing quarterly earnings releases.

The Audit Committee held six meetings during 2021. A copy of the Audit Committee Charter is available on the Company’s website at www.aadibio.com under the Investors & News section.

Compensation Committee

Caley Castelein, Anupam Dalal and Richard Maroun serve on the Compensation Committee, which is chaired by Richard Maroun. Our Board has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules. The Compensation Committee’s responsibilities include:

•

annually reviewing and recommending to the independent directors on the Board the corporate goals and objectives relevant to the compensation of our Chief Executive Officer (or Principal Executive Officer);

•

evaluating the performance of our Chief Executive Officer (or Principal Executive Officer) in light of such corporate goals and objectives and based on such evaluation recommending to the independent directors on the Board the CEO’s: (i) base salary, (ii) incentive bonus, including the specific goals and amount, (iii) equity compensation (iv) any employment agreement, severance arrangement, transition or consulting agreement, retirement agreement or change of control protections and (v) any other benefits, compensation or similar arrangement, if any (including without limitation perquisites and any other form of compensation such as a signing bonus or payment of relocation costs), including any amendments to or termination of any of the foregoing;

•

reviewing and approving or recommending to the independent directors on the Board (i) base salary, (ii) incentive bonus, including the specific goals and amount, (iii) equity compensation, (iv) any employment agreement, severance arrangement, transition or consulting agreement, retirement agreement or change of control protections and (v) any other benefits, compensation or similar arrangements, if any (including, without limitation, perquisites and any other form of compensation such as a signing bonus or payment of relocation costs), including any amendments to or terminations of any of the foregoing,  of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;
•	reviewing, approving and administering, including the termination of, the Company’s employee benefit and equity incentive plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	overseeing management’s engagement with stockholders and proxy advisory firms on executive compensation matters;
•	reviewing and recommending to the independent directors on the Board the compensation of our directors;
•	preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and
•	reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

The Compensation Committee held two meetings during 2021. A copy of the Compensation Committee Charter is available on the Company’s website at www.aadibio.com under the Investors & News section.

Nominating and Corporate Governance Committee

Behzad Aghazadeh, Anupam Dalal and Karin Hehenberger currently serve on the Nominating and Corporate Governance Committee, which is chaired by Anupam Dalal. Our Board has determined that each member of the

Nominating and Corporate Governance Committee is “independent” as defined in the applicable Nasdaq rules. The Nominating and Corporate Governance Committee’s responsibilities include:

•	reviewing, assessing and recommending to the Board criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the Board based on the established criteria;
•

overseeing the Company’s director orientation and continuing education, including making recommendations for continuing education of Board members and evaluating the participation of members of the Board in accordance with applicable listing standards;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
•	administering policies and procedures for various constituencies that are involved with the Company to communicate with the non-management Board members;
•	developing and recommending to the Board corporate governance guidelines and reviewing the corporate governance guidelines and their application;
•

developing, approving, reviewing, and monitoring compliance with the Company’s Code of Business Conduct and Ethics and considering potential conflicts of interest of Board members and other corporate officers; and

•	overseeing the evaluation of our Board and management.

The Nominating and Corporate Governance Committee held one meeting during 2021. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.aadibio.com under the Investors & News section.

Our Board may from time to time establish other committees.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines to assist and guide its members in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation and our Amended and Restated Certificate of Incorporation and bylaws. Our corporate governance guidelines are available on our website at www.aadibio.com under the Investors & News Section. Although these corporate governance guidelines have been approved by the Board, it is expected that these guidelines will evolve over time as customary practice and legal requirements change. In particular, those guidelines that encompass legal, regulatory or exchange requirements as they currently exist will be deemed to be modified as and to the extent that such legal, regulatory or exchange requirements are modified. In addition, the guidelines may also be amended by the Board at any time as it deems appropriate.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website, which is located at www.aadibio.com under the Investors & News Section. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a current report on Form 8-K as may be required by law.

Anti-Hedging and Anti-Pledging Policies

Our insider trading policies prohibit all directors, officers, employees, consultants, contractors, agents or other service providers of the Company from buying or selling derivatives on our securities, engaging in hedging transactions involving our securities or holding our securities in a margin account, and pledging the Company’s securities as collateral for any loan or as part of any other pledging transaction.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and individual goal achievement. Our Compensation Committee then reviews the recommendations and other market data. Our Compensation Committee makes decisions as to total compensation for each executive officer (excluding our Chief Executive Officer, whose compensation is determined by our Board), although it may instead, in its discretion, make recommendations to our Board regarding executive compensation.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. As a part of determining compensation for our named executive officers, the Compensation Committee engaged Radford, a business unit of Aon plc, as an independent compensation consultant. Radford provides analysis and recommendations to the Compensation Committee regarding:

•	trends and emerging topics with respect to executive compensation;
•	peer group selection for executive compensation benchmarking;
•	compensation practices of our peer group;
•	compensation programs for executives and all of our employees; and
•	stock utilization and related metrics.

When requested, Radford consultants attend meetings of the Compensation Committee, including executive sessions in which executive compensation issues are discussed. Radford reports to the Compensation Committee and not to management, although Radford meets with management for purposes of gathering information for its analyses and recommendations.

In determining to engage Radford, the Compensation Committee considered the independence of Radford taking into consideration relevant factors, including the absence of other services provided to us by Radford, the amount of fees we paid to Radford as a percentage of Radford’s total revenue, the policies and procedures of Radford that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Radford with any of our executive officers, any business or personal relationship the individual compensation advisors employed by Radford have with any member of the Compensation Committee, and any shares of our stock owned by Radford or the individual compensation advisors employed by Radford. The Compensation Committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Radford and the individual compensation advisors employed by Radford as compensation consultants to the Compensation Committee has not created any conflicts of interest and that Radford is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Overview

Our executive compensation program reflects our growth and corporate goals. To date, the compensation of the named executive officers has consisted of a combination of base salary, annual cash bonus, and long-term equity incentive compensation in the form of restricted stock and stock options, and other employee benefits generally available to our employees. The named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment pursuant to their executive employment agreements as described below.

The named executive officers for the year ended December 31, 2021 were as follows:

•	Neil Desai, Ph.D., our President and Chief Executive Officer since August 2021
•	Brendan Delaney, our Chief Operating Officer since September 2021
•	Scott Giacobello, our Chief Financial Officer since November 2021; and
•	Joseph H. Gardner, Ph. D., our President and Principal Executive Officer until August 2021

Summary Compensation Table – 2021

The following table sets forth information regarding compensation awarded to, earned by or paid to each of the named executive officers for the years ending December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Bonus ($)	Non-Equity Incentive Compensation ($)(4)	All Other Compensation ($)		Total ($)
Neil Desai	2021	465,791	2,511,538	394,000	315,000	53,939	(5)	3,740,268
President and Chief Executive Officer
Brendan Delaney (2)	2021	136,615	5,491,827	—	81,810	—		5,710,252
Chief Operating Officer
Scott Giacobello (3)	2021	75,000	3,971,027	—	45,563	—		4,091,590
Chief Financial Officer
Joseph Gardner	2021	308,484	—	—	—	1,206,842	(6)	1,515,326
Former President and Principal Executive Officer	2020	432,600	48,427	210,000	108,150	1,646	(7)	800,823
(1)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers as of the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, not including any estimates of forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.

(2)  Mr. Delaney joined the Company in September 2021.

(3)	Mr. Giacobello joined the Company in November 2021.
(4)	Amount represents cash bonus earned for performance in 2021 and 2020 based upon achievement of corporate performance goals.

(5)  Amount includes accrued vacation paid when the company changed its policy.

(6)  Represents (i) accrued vacation paid at the time of termination in the amount of $17,192, (ii) severance paid at the time of termination in the amount of $973,350, and (iii) retention bonus paid at the time of termination in the amount of $216,300.

(7)  Amount represents the dollar value of life insurance premiums paid by us on behalf of the named executive officer.

Outstanding Equity Awards at December 31, 2021

The following table sets forth information regarding outstanding equity awards for each of the named executive officers as of December 31, 2021

	Option Awards
Name and Principal Position	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Neil Desai	9/8/2021	—	125,000	27.67	9/8/2031
President and Chief	3/13/2020 (2)	1,983	5,947	3.41	3/13/2030
Executive Officer	1/31/2018	31,059	661	2.21	1/31/2028
Brendan Delaney	9/20/2021	—	260,000	29.09	9/20/2031
Chief Operating Officer
Scott Giacobello	11/1/2021	—	200,000	27.40	11/1/2031
Chief Financial Officer
Joseph Gardner	5/14/2019 (3)	23,290	—	15.60	8/26/2023
Former President and Principal Executive Officer
(1)

Unless otherwise noted, each option vests 25% on the first anniversary of the grant date, then vests in 36 equal monthly installments thereafter, such that the option is vested on the fourth anniversary of the grant date, subject to the holder continuing to provide services to the Company through each applicable vesting date.

(2)

25% of the shares subject to the option vest on each of the four annual anniversary dates of the grant date, subject to the holder continuing to provide services to the Company through each applicable vesting date.

(3)	50% of the shares vested on June 30, 2020 and the remaining 50% vested on June 30, 2021.

Employment Agreements

We have entered into employment agreements with each of our named executive officers and our other executive officers. Each employment agreement provides for “at will” employment, meaning that either we or the officer may terminate the employment relationship at any time without cause. The material terms of the employment agreements with our 2021 named executive officers are described below. The terms “change of control,” “cause” and “good reason” referred to below are defined in the applicable employment agreement or transition agreement.

Executive Employment Agreement with Neil Desai, Ph.D.

Dr. Desai entered into an amended and restated executive employment agreement with us in August 2021 (the “Desai Employment Agreement”). Dr. Desai’s employment under the Desai Employment Agreement is at will and may be terminated at any time by us or him. The Desai Employment Agreement provides for Dr. Desai’s position as chief executive officer of Aadi, an initial annual base salary equal to $600,000, eligibility for a discretionary annual bonus of up to 60% of annual base salary, eligibility to receive equity awards under the Company’s incentive plans or other arrangements, subject to the discretion of the Board or its authorized committee, and entitlement to participate in benefit plans that are generally available to Aadi’s executive employees.

Pursuant to the Desai Employment Agreement, in the event that Dr. Desai’s employment is terminated by Aadi without “cause” or by Dr. Desai for “good reason” in the period commencing 3 months prior to and ending 12 months after a “change in control,” then subject to Dr. Desai’s execution and non-revocation of a general release and separation agreement in favor of Aadi and its affiliates, (i) Aadi will provide Dr. Desai with a lump sum payment equal to 150% of the sum of his annual base salary and his target bonus for the fiscal year in which the termination occurs, (ii) Dr. Desai will be eligible for Company-paid COBRA coverage for a period of 18 months from the date of termination, and (iii) 100% of his unvested equity awards outstanding as of such termination will become vested. Pursuant to the Desai Employment Agreement, in the event that Dr. Desai’s employment is terminated by Aadi without “cause” or by Dr. Desai for “good reason” other than within the period described above, (i) Aadi will provide Dr. Desai with salary continuation payments equal to his then applicable base salary for 12 months following his termination of employment, (ii) an amount equal to the sum of all performance bonuses paid to Dr.

Desai for Aadi’s fiscal year immediately preceding the fiscal year in which his termination of employment occurred, paid in equal installments over 12 months, (iii) Company-paid COBRA coverage for a period of up to 18 months, and (iv) in the event such termination occurs on or prior to August 26, 2022, 100% of his unvested equity awards outstanding as of such termination will become vested. In addition, Dr. Desai is subject to confidentiality and intellectual property assignment obligations.

Executive Employment Agreement with Brendan Delaney

Mr. Delaney entered into an employment agreement with us in September 2021 (the “Delaney Employment Agreement”). The Delaney Employment Agreement provides an initial annual base salary of $480,000 and eligibility to receive an annual bonus of up to 45% of his annual base salary. Mr. Delaney is eligible to participate in employee benefit plans generally available to other senior executives of the Company.

The Delaney Employment Agreement further provides that if Mr. Delaney’s employment is terminated by the Company without Cause (as defined in the Delaney Employment Agreement) or Mr. Delaney resigns for Good Reason (as defined in the Delaney Employment Agreement), he will be entitled to receive: (i) base salary continuation for twelve months following termination, and (ii) if he elects COBRA coverage, up to twelve months of reimbursement of a portion of each COBRA premium payment equal to the portion the Company contributed to such health insurance premium cost as of the date of termination. In lieu of the severance payments and benefits set forth above, in the event Mr. Delaney’s employment is terminated by the Company without Cause or he resigns for Good Reason, in either case within 12 months following a Change in Control (as defined in the Delaney Employment Agreement) or three months prior to a Change in Control, he will be entitled to receive: (i) a lump sum payment equal to 100% of the sum of: (A) his base salary, as then in effect, or if greater, at the level in effect immediately prior to the Change in Control, plus (B) his target bonus in effect for the fiscal year in which his termination of employment occurs, (ii) if he elects COBRA coverage, up to 12 months of reimbursement of a portion of each COBRA premium payment equal to the portion the Company contributed to such health insurance premium cost as of the date of termination, and (iii) full accelerated vesting of all then-outstanding and unvested equity awards to acquire the Company’s common stock. Payment of any severance payments to Mr. Delaney pursuant to the Employment Agreement is contingent on his execution and not revoking a separation agreement and release of claims in a form reasonably satisfactory to the Company, and provided that such release becomes effective and irrevocable no later than 60 days following the termination date.

Executive Employment Agreement with Scott Giacobello

Mr. Giacobello entered into an employment agreement with us in November 2021 (the “Giacobello Employment Agreement”). The Giacobello Employment Agreement provides for an initial annual base salary of $450,000 and eligibility to receive an annual bonus of up to 45% of his annual base salary. Mr. Giacobello is eligible to participate in employee benefit plans generally available to other senior executives of the Company.

The Giacobello Employment Agreement further provides that if Mr. Giacobello’s employment is terminated by the Company without Cause (as defined in the Giacobello Employment Agreement) or Mr. Giacobello resigns for Good Reason (as defined in the Giacobello Employment Agreement), he will be entitled to receive: (i) base salary, at the rate then in effect, continuation for twelve months following termination, and (ii) if he elects COBRA coverage, up to twelve months of reimbursement of a portion of each COBRA premium payment equal to the portion the Company contributed to such health insurance premium cost as of the date of termination. In lieu of the severance payments and benefits set forth above, in the event Mr. Giacobello’s employment is terminated by the Company without Cause or he resigns for Good Reason, within twelve months following a Change of Control (as defined in the Giacobello Employment Agreement) or three months prior to a Change of Control, he will be entitled to receive: (i) a lump sum payment equal to 100% of the sum of: (A) his base salary, as then in effect, or if greater, at the level in effect immediately prior to the Change of Control, plus (B) his target bonus in effect for the fiscal year in which his termination of employment occurs, (ii) if he elects COBRA coverage, up to twelve months of reimbursement of a portion of each COBRA premium payment equal to the portion the Company contributed to such health insurance premium cost as of the date of termination, and (iii) full accelerated vesting of all then-outstanding and unvested equity awards to acquire the Company’s common stock. Payment of any severance payments to Mr. Giacobello pursuant to the Giacobello Employment Agreement is contingent on his execution and not revoking a separation agreement and release of claims in a form reasonably satisfactory to the Company, and provided that such release becomes effective and irrevocable no later than 60 days following the termination date.

Employment Agreement with Joseph Gardner, Ph.D.

Prior to the Merger, we entered into an employment agreement with Dr. Gardner, dated as of March 15, 2017, as amended effective as of October 8, 2017, and as further amended effective as of January 31, 2021 and April 1, 2021 (the “Gardner Executive Agreement”). The Merger constituted a “change in control” under the Gardner Executive Agreement, and accordingly Dr. Gardner became eligible to receive certain severance payments and other benefits in connection with a termination by us without “cause” or Dr. Gardner’s resignation for “good reason” (as such terms are defined in the Gardner Executive Agreement, and each such termination, referred to as a “qualifying termination”) in connection with the Merger.

Pursuant to the terms of the Gardner Executive Agreement, upon a qualifying termination that occurred within 15 months after the Merger (referred to as the “protection period”), and subject to the execution and effectiveness of a transition agreement with a general release of claims, Dr. Gardner became eligible to receive (i) an amount equal to 1.5 times the sum of his (A) base salary in effect immediately prior to the termination (or, if higher, immediately prior to the merger) and (B) Dr. Gardner’s target annual incentive compensation in effect immediately prior to such termination, (ii) if Dr. Gardner was participating in our group health plan immediately prior to such termination and elected COBRA health continuation, an amount equal to 18 months of the monthly employer contribution that we would have made to provide health insurance to Dr. Gardner and his eligible dependents if Dr. Gardner had remained employed by us, and (iii) full acceleration of vesting of all equity awards that are subject solely to time-based vesting.

Pursuant to the Merger Agreement, Dr. Gardner’s employment was terminated without cause on August 26, 2021, effective as of the effective time of the Merger. Thereafter, Dr. Gardner executed a transition agreement with a general release of claims and received the severance agreements and other benefits described above and as further detailed in the Summary Compensation Table above.

The Gardner Executive Agreement also provides that Dr. Gardner is subject to certain restrictive covenants, including one-year post-termination non-competition and non-solicitation covenants.

Retention Bonus for Joseph Gardner

On January 31, 2021, our Board of Directors approved certain cash retention payments for its employees, including Dr. Gardner (such cash payment, the “Retention Bonus”). 50% of the Retention Bonus was payable upon shareholder approval of the Merger and the remaining 50% was payable on December 31, 2021, subject to Dr. Gardner’s continued employment with us (or the combined company) on each payment date. If Dr. Gardner was terminated without cause (as defined in Board written consent approving the Retention Bonus) prior to December 31, 2021, then 100% of the cash retention payment would become payable upon such termination date. Dr. Gardner received 100% of the Retention Bonus upon his termination without cause on August 26, 2021 and as further detailed in the Summary Compensation Table above.

Retirement Plan

Starting in 2022, we offer a 401(k) plan to eligible employees, including our named executive officers. Under this plan, all eligible employees may contribute a percentage of their eligible compensation up to a maximum limit per year. We make matching contributions under our 401(k) plan up to a maximum of 4% of an employee’s eligible earnings. Company contributions are discretionary. We made no contributions during the year ended December 31, 2021. We intend for the 401(k) plan to qualify, depending on the employee’s election, under Section 401(a) of the Code.

Securities Authorized for Issuance Under Equity Compensation Plans

We maintain our 2017 Stock Option and Incentive Plan, the 2021 Equity Incentive Plan and the Amended and Restated 2014 Equity Incentive Plan which was assumed by us in connection with the Merger approved by our stockholders. As of December 31, 2021, we had two active equity compensation plans and two inactive equity compensation plans with awards still outstanding at December 31, 2021. We also have warrants outstanding that were issued prior to the Merger to an individual pursuant to an equity compensation plan not approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity compensation plans approved by security holders (1)	1,749,876	$20.71	1,390,606	(2)
Equity compensation plans not approved by security holders (3)	36,667
Total	1,786,543			(2)
(1)

Includes the following plans: our 2011 Equity Incentive Plan, Amended and Restated 2014 Equity Incentive Plan, 2017 Stock Option and Incentive Plan, Amended and Restated 2017 Employee Stock Purchase Plan, 2021 Equity Incentive Plan, and 2021 Employee Stock Purchase Plan.

(2)

Excludes (i) 835,787 additional shares of common stock that may be issued pursuant to our 2021 Plan pursuant to an automatic annual increase effective on January 1, 2022 and (ii) 208,946 additional shares of common stock that may be issued pursuant to our 2021 Employee Stock Purchase Plan pursuant to an annual increase effective on January 1, 2022.

(3)	Reflects warrants issued for the purchase of 36,667 shares of common stock at an exercise price of $7.29 per share. These warrants are compensatory in nature and are fully vested.

DIRECTOR COMPENSATION

Pre-Merger Director Compensation Program

From January 1, 2021 through August 26, 2021, the effective date of the Merger, we compensated our non-employee directors pursuant to a compensation policy, (the “Pre-Merger Director Compensation Program”), that was designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Pursuant to the Pre-Merger Director Compensation Program, our non-employee directors received cash compensation, paid quarterly, as follows:

•	Each non-employee director received an annual cash retainer in the amount of $35,000 per year.
•	A non-employee chairperson received an additional annual cash retainer in the amount of $25,000 per year.
•

The chairperson of the audit committee received additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee received additional annual cash compensation in the amount of $7,500 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee received additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee received additional annual cash compensation in the amount of $5,000 per year for such member’s service on the compensation committee.

•

The chairperson of the nominating and corporate governance committee received additional annual cash compensation in the amount of $7,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $3,500 per year for such member’s service on the nominating and corporate governance committee.

Under the Pre-Merger Director Compensation Program, upon the director’s initial appointment or election to our Board, each non-employee director received an option (the “Pre-Merger Initial Grant”) to purchase shares of our common stock with an aggregate grant date fair value (as defined below) equal to $181,400. In addition, each non-employee director who had been serving as a director for the prior three months and continued to serve as a director immediately following each annual stockholder meeting, received, on the date of such annual stockholder meeting, an option (the “Pre-Merger Annual Grant”) to purchase shares of our common stock with an aggregate grant date fair value equal to $90,700. For purposes of the Pre-Merger Initial Grant and the Pre-Merger Annual Grant, “grant date fair value” means the fair value of an award as of the date of grant as determined in accordance with ASC Topic 718, “Share-Based Payment”, using the Black-Scholes pricing model and the valuation assumptions used by the company in accounting for options as of such date of grant. The Pre-Merger Initial Grant vested as to one-third of the shares subject to Pre-Merger Initial Grant on each yearly anniversary of the applicable grant date, subject to continued service through each applicable vesting date, and the Pre-Merger Annual Grant fully vested on the earlier of the first anniversary of the applicable grant date or the date immediately before the date of the next annual stockholder meeting, subject to continued service through such vesting date.

Director Compensation Policy Following the Merger

Our Board expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. In 2021, the compensation committee of the Private Aadi board of directors retained Radford, a third-party compensation consultant, to provide the Private Aadi board of directors and its compensation committee with an analysis of publicly available market data regarding practices and compensation levels at comparable companies and assistance in determining compensation to be provided to Aadi’s non-employee directors. Based on the discussions with and assistance from the compensation consultant, in connection with the Merger, our Board adopted a new compensation policy that provides for certain compensation to our non-employee directors (the “Director Compensation Policy”). The Director Compensation Policy became effective on August 26, 2021 in connection with the Merger.

Pursuant to the Director Compensation Policy, our non-employee directors will receive cash compensation, paid quarterly, as follows:

•	Each non-employee director received an annual cash retainer in the amount of $40,000 per year.
•	A non-employee chairperson received an additional annual cash retainer in the amount of $26,000 per year.
•

The chairperson of the audit committee received additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee received additional annual cash compensation in the amount of $8,000 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee received additional annual cash compensation in the amount of $12,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee received additional annual cash compensation in the amount of $6,000 per year for such member’s service on the compensation committee.

•

The chairperson of the nominating and corporate governance committee received additional annual cash compensation in the amount of $9,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $4,500 per year for such member’s service on the nominating and corporate governance committee.

Under the Director Compensation Policy, upon the director’s initial appointment or election to our Board, each non-employee director will receive an option (the “Initial Grant”) to purchase shares of our common stock with an aggregate grant date fair value as determined in accordance with U.S. generally accepted accounting principles equal to $325,000. The Initial Grant will vest as to one thirty-sixth (1/36th) of the shares subject to the Initial Grant on a monthly basis following the Initial Grant’s grant date on the same day of the month as such grant date, subject to continued service through each applicable vesting date.

In addition, each non-employee director who has been serving as a director for the prior six months and will continue to serve as a director immediately following each annual stockholder meeting, will receive, on the first trading day immediately following the date of such annual stockholder meeting, an option (the “Annual Grant”) to purchase shares of our common stock with an aggregate grant date fair value equal to $180,000. The Annual Grant will fully vest on the earlier of the first anniversary of the applicable grant date or the date immediately before the date of the next annual stockholder meeting, subject to continued service through such vesting date.

In the event of a change in control, as defined in our 2021 Plan (or its successor plan, as applicable), each non-employee director’s then outstanding equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of our change in control.

Each Initial Grant and Annual Grant will be granted under our 2021 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards will have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.

The 2021 Equity Incentive Plan includes a maximum annual limit of $750,000 of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any fiscal year (increased to $1,000,000 in the fiscal year in which the non-employee director joins the board of directors). For purposes of these limitations, the value of an equity award is based on its grant date fair value. Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

2021 Director Compensation Table

The following table sets forth information for the year ended December 31, 2021, regarding the compensation awarded to, earned by or paid to our non-employee directors. Directors who are also our employees receive no additional compensation for their service as a director. The compensation received by Drs. Desai and Gardner as employees of the Company is presented in “Executive Compensation—Summary Compensation Table—2021”.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total($)
Caley Castelein, M.D. (3)	25,712	23,750	340,963	390,425
Anupam Dalal, M.D. (4)	19,097	22,500	340,963	382,560
Emma Reeve (5)	18,667	—	325,508	344,175
Behzad Aghazadeh, Ph.D. (6)	15,451	—	324,995	340,446
Karin Hehenberger, M.D., Ph.D. (7)	18,229	—	324,995	343,224
Richard Maroun (8)	20,833	—	371,755	392,588
Steven Prelack (9)	—	37,500	—	37,500
Pravin Dugel, M.D. (9)	—	19,250	15,968	35,218
Cheryl Cohen (9)	—	24,750	129,035	153,785

(1)

Represents common stock equity awards issued under the Company’s 2017 Stock Option and Incentive Plan to the non-employee directors in lieu of cash retainer fees pursuant to its non-employee director compensation policy.

(2)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to our non-employee directors as of the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, not including any estimates of forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our non-employee directors from the options.

(3)	As of December 31, 2021, Dr. Castelein held 25,067 options and 19,694 shares of common stock equity awards, respectively.
(4)	As of December 31, 2021, Dr. Dalal held 25,067 options and 1,130 shares of common stock equity awards, respectively.
(5)	As of December 31, 2021, Ms. Reeve held 16,486 options. Ms. Reeve was appointed to our Board in September 2021.
(6)	As of December 31, 2021, Dr. Aghazadeh held 17,549 options. Dr. Aghazadeh was appointed to our Board in August 2021.
(7)	As of December 31, 2021, Dr. Hehenberger held 17,549 options. Dr. Hehenberger was appointed to our Board in August 2021.
(8)	As of December 31, 2021, Mr. Maroun held 41,339 options. Mr. Maroun was appointed to our Board in August 2021.
(9)

Mr. Prelack, Dr. Dugel, and Ms. Cohen resigned as board members in August 2021 in connection with the closing of our merger with Aerpio Pharmaceuticals Inc. Amount reflects fees paid to each of Mr. Prelack, Dr. Dugel, and Ms. Cohen through the end of their board service period.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock at April 20, 2022 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 20, 2022 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by such persons.

The percentage of shares beneficially owned is computed on the basis of 20,941,973 shares of common stock outstanding as of April 20, 2022. Shares of common stock that a person has the right to acquire within 60 days of April 20, 2022 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed in the table is c/o Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272.

	Shares Beneficially Owned
	Number	Percentage
5% Stockholders:
Entities Affiliated with Avoro (1)	2,211,752	10.6%
Entities Affiliated with Acuta Capital Partners (2)	1,529,402	7.3%
Entities Affiliated with Venrock (3)	1,529,402	7.3%
Entities Affiliated with Vivo (4)	1,303,390	6.2%

Named Executive Officers and Directors:
Neil Desai, Ph.D. (5)	2,590,926	12.4%
Brendan Delaney (6)	—	*
Scott Giacobello (6)	—	*
Caley Castelein, M.D. (7)	291,597	1.4%
Anupam Dalal, M.D. (8)	1,542,437	7.4%
Behzad Aghazadeh, Ph.D. (9)	2,216,139	10.6%
Emma Reeve (10)	4,121	*
Karin Hehenberger, M.D., Ph.D. (11)	4,387	*
Richard Maroun (12)	28,177	*
Joseph Gardner, Ph.D. (13)	23,290	*
All directors and executive officers as a group	6,680,784	31.8%
(10 persons) (14)
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)

Based solely on a Schedule 13F filed with the SEC on February 14, 2022, consists of (i) 1,829,402 shares of common stock that are held by Avoro Capital Advisors LLC (“Avoro Capital”) and (ii) 382,350 shares of common stock that are held by Avoro Ventures Fund L.P. (“Avoro Ventures Fund”), an investment fund managed by Avoro Ventures LLC (“Avoro Ventures”). According to the Schedule 13F, Avoro Capital has sole voting power and sole dispositive power with regard to 1,829,402 shares of common stock and Avoro Ventures has sole dispositive power with regard to 382,350 shares of common stock. Behzad Aghazadeh, a director of the Company, is the portfolio manager and controlling person at Avoro Capital and Avoro Ventures. The principal business address of each of Avoro Capital and Mr. Aghazadeh is 110 Greene Street, Suite 800, New York, NY 10012.

(2)

Based solely on a Schedule 13F filed with the SEC on February 14 2022, consists of (i) 1,284,698 shares held by Acuta Capital Fund, L.P. (“Acuta Capital”) and (ii) 244,704 shares held by Acuta Opportunity Fund, L.P. (“Acuta Opportunity Fund”). Acuta Capital Partners, LLC (“Acuta Partners”) is a general partner of each of Acuta Capital and Acuta Opportunity Fund.  According to the Schedule 13F, Acuta Partners has sole voting power and sole dispositive power with regard to 1,529,402 shares of common stock. Dr. Dalal, a director of the Company, is the Chief Investment Officer and Managing Member of Acuta Partners. Dr. Dalal has voting and investment authority over all of the shares held by each of Acuta Capital and Acuta Opportunity Fund. Each of Acuta Partners and Dr. Dalal disclaim beneficial ownership of the shares of common stock held by each of Acuta Capital and Acuta Opportunity Fund except to the extent of their pecuniary interest therein. The principal business address of each of Acuta Capital is c/o Acuta Capital Partners, LLC, 1301 Shoreway Road, Suite 350, Belmont, California 94002.

(3)

Based solely on a Schedule 13G filed with the SEC on February 14, 2022, consists of (i) 246,692 shares held by Venrock Healthcare Capital Partners II, L.P. (ii) 100,023 shares held by VHCP Co-Investment Holdings II, LLC, (iii) 533,456 shares held by Venrock Healthcare Capital Partners III, L.P., (iv) 53,376 shares held by VHCP Co-Investment Holdings III, LLC and (v) 595,855 shares held by Venrock Healthcare Capital Partners EG, L.P. VHCP Management II, LLC is the general partner of Venrock Healthcare Capital Partners II, L.P. and the manager of VHCP Co-Investment Holdings II, LLC. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Messrs. Shah and Koh are the voting members of VHCP Management II, LLC, VHCP Management III, LLC and VHCP Management EG, LLC. The principal business address for the entities and individuals affiliated with Venrock listed above is 3340 Hillview Avenue, Palo Alto, California 94304.

(4)

Based solely on a Schedule 13G/A filed with the SEC on February 11, 2022, consists of (i) 575,723 shares held by Vivo Panda Fund, L.P. and (ii) 727,667 shares held by Vivo Opportunity Fund Holdings, L.P. Vivo Panda, LLC is the general partner of Vivo Panda Fund, L.P. The voting members of Vivo Panda, LLC are Mahendra Shah, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. The voting members of Vivo Opportunity, LLC are Gaurav Aggarwal, Hongbo Lu, Kevin Dai, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The principal business address of the entities and individuals affiliated with Vivo listed above is 192 Lytton Avenue, Palo Alto, CA 94301.

(5)

Consists of (i) 1,915,543 shares of common stock held indirectly by the Anishka Family Trust, (ii) 639,698 shares of common stock held indirectly by the Anishka Irrevocable 2016 Trust dated October 19, 2016 (the “Anishka Irrevocable Trust”), and (iii) 35,685 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022. Dr. Desai disclaims beneficial ownership of the securities held in the Anishka Irrevocable Trust, except to the extent of any pecuniary interest therein.

(6)	Messrs. Delaney and Giacobello joined the Company in September 2021 and November 2021, respectively. Their initial option awards commence vesting on the first anniversary of the option grant dates.
(7)

Consists of (i) 19,694 shares of common stock held directly by Dr. Castelein, (ii) 259,998 shares of common stock held indirectly by KVP Capital, LP (“KVP Capital”), and (iii) 11,905 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022. Dr. Castelein is the Managing Director of KVP Capital and Dr. Castelein disclaims beneficial ownership of the shares held by KVP Capital, except to the extent of his pecuniary interest therein.

(8)

Consists of (i) 1,130 shares of common stock held directly by Dr. Dalal, (ii) 1,284,698 shares held by Acuta Capital, (iii) 244,704 shares held by Acuta Opportunity Fund, and (iv) 11,905 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022. Dr. Dalal disclaims beneficial ownership of the shares of common stock held by each of Acuta Capital and Acuta Opportunity Fund except to the extent of his pecuniary interest therein.

(9)

Consists of (i) 1,829,402 shares of common stock by Avoro Capital, (ii) 382,350 shares of common stock held by Avoro Ventures, and (iii) 4,387 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022.

(10)	Consists of 4,121 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022.
(11)	Consists of 4,387 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022.
(12)	Consists of 28,177 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022.
(13)	Consists of 23,290 shares of common stock issuable upon the exercise of options within 60 days of April 20, 2022.
(14)	Includes an aggregate of 100,567 shares issuable upon the exercise of stock options within 60 days of April 20, 2022 held by our current executive officers and directors as a group

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

The following is a description of each transaction since January 1, 2020, and each currently proposed transaction, in which:

•	we have been or are to be a participant;
•	the amount involved exceeded or exceeds $120,000; and
•

any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

PIPE Financing Subscription Agreement and Registration Rights Agreement

In connection with the execution of the Merger Agreement, dated May 16, 2021, we entered into the Subscription Agreement (the “Subscription Agreement”) concurrently with the closing of the Merger for an aggregate purchase price of $155,000,000 (the “PIPE Financing”) with the purchasers named therein (the “PIPE Investors”), pursuant to which the PIPE Investors purchase an aggregate of 11,852,863 shares of common stock.

The shares of our common stock issued pursuant to the Subscription Agreement were not registered under the Securities Act and were issued in reliance of the exemption provided in Section 4(a)(2) of the Securities Act. Pursuant to a Registration Rights Agreement entered into with the PIPE Investors in connection with the Subscription Agreement, we granted the PIPE Investors certain registration rights in connection with the PIPE Financing requiring us to file and maintain an effective resale registration statement with respect to the PIPE Shares for the benefit of the PIPE Investors.

The PIPE Investors include entities that are related to Casey Castelein, M.D., and Anupam Dalal, M.D., who served on our Board of Directors prior to the Merger. The following table presents the number of shares purchased and the total purchase price paid by these entities.

Investor	Shares Purchased	Total Purchase Price ($)
Entities affiliated with Avoro (1)	1,911,752	25,000,000
Entities affiliated with Acuta (2)	1,529,402	20,000,000
Entities affiliated with KVP (3)	764,699	10,000,000
(1)	Behzad Aghazadeh, Ph.D. is a member of our board of directors and is a representative of Avoro.
(2)	Anupam Dalal, M.D. is a member of our board of directors and was a member of our board of directors prior to the Merger. Dr. Dalal is a representative of Acuta Capital.
(3)	Caley Castelein, M.D. is a member of our board of directors and was a member of our board of directors prior to the Merger. Dr. Castelein is a representative of KVP.

The closing of the PIPE Financing was contingent upon, among other customary closing conditions, including the concurrent closing of the Merger. The purpose of the PIPE Financing was to raise additional capital for use by us following the Merger.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of our Company arising out of claims based on acts or omissions in their capacities as directors or officers. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

Employment Agreements and Offer Letters

Each of our executive officers is employed with us under the terms of their employment agreement or offer letter, as applicable, in each case approved by the Compensation Committee. For more information regarding these employment agreements for Messrs. Desai, Delaney, and Giacobello, our named executive officers, see the section titled “Executive Compensation—Employment Agreements.”

Other Transactions

We have granted stock options to our executive officers. For a description of these stock options granted to such individuals, see the section titled “Executive Compensation.” We have also granted stock options to certain members of the Board and will do so in the future pursuant to our non-employee director compensation policy. For a description of these stock options, see the section titled “Management—Director Compensation Table.”

Policies and Procedures for Related-Person Transactions

Our Board has adopted a written related-person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction and the extent of the related person’s interest in the transaction.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2021 was BDO USA LLP, and the Audit Committee has appointed BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We are asking you and other stockholders to ratify this appointment.

The Audit Committee annually reviews the independent registered public accounting firm's independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm's performance. As a matter of good corporate governance, the Board determined to submit to stockholders for ratification of the appointment of BDO USA LLP. A majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon is required in order to ratify the appointment of BDO USA LLP. In the event that a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon do not ratify this appointment of BDO USA LLP, we will review our future appointment of BDO USA LLP.

We expect that a representative of BDO USA LLP will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the categories of services listed below. The Audit Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.

In addition, in the event time constraints require pre-approval prior to the Audit Committee's next scheduled meeting, the Audit Committee has authorized its Chairperson to pre-approve services. Engagements so pre-approved are to be reported to the Audit Committee at its next scheduled meeting.

The Board preapproved all audit and non-audit services provided by BDO USA LLP during the years ended December 31, 2021 and 2020.

Audit Fees and Services

The following table summarizes the fees of BDO USA LLP, our independent registered public accounting firm, for each of the last two fiscal years. BDO USA LLP’s fees in 2020 relate to fees for professional audit services rendered to Private Aadi.

	Year Ended December 31,
Fee Category:	2021	2020
Audit fees	$764,092	$140,925
Audit-related fees	—	—
Tax fees	74,726	—
All other fees	—	—
Total Fees	$838,818	$140,925

Audit Fees

Consist of aggregate fees for professional services provided in connection with the annual audit of our financial statements, the review of our quarterly condensed financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.

Tax Fees

Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO USA LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

REPORT OF THE AUDIT COMMITTEE

This report is submitted by the Audit Committee of the Board. The Audit Committee consists of the three directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is "independent" for Audit Committee purposes as that term is defined under Rule 10A-3 of the Exchange Act. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC. The Board has designated Ms. Reeve as an "audit committee financial expert," as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee's general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed our consolidated financial statements for 2021 and met with management, as well as with representatives of BDO USA LLP, the Company's independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of BDO USA LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.

The Audit Committee reviewed management's report on its assessment of the effectiveness of the Company's internal control over financial reporting. The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the company's internal control, including internal control over financial reporting and the overall quality of the Company's financial reporting.

In addition, the Audit Committee received the written disclosures and the letter from BDO USA LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with members of BDO USA LLP its independence.

Based on these discussions, the consolidated financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for 2021 be included in its Annual Report on Form 10-K for the fiscal year 2021.

Audit Committee

Emma Reeve (Chairperson)

Karin Hehenberger

Richard Maroun

April 26, 2022

The information contained in this Audit Committee report shall not be deemed to be (1) "soliciting material," (2) "filed" with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Audit Committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Aadi specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

TRANSACTION OF OTHER BUSINESS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons acting as proxies intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document upon written or oral request to Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272, Attention: Corporate Secretary, telephone: (424) 473-8055. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

ADDITIONAL INFORMATION

Stockholder Communications

The Board provides to every securityholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for securityholder communication. For a securityholder communication directed to the Board as a whole, securityholders may send such communication to the attention of the Company's Chair of the Board via U.S. Mail or Expedited Delivery Service to: Aadi Bioscience, Inc. 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272, Attn: Chair of the Board.

For a securityholder communication directed to an individual director in his or her capacity as a member of the Board, securityholders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272, Attn: [Name of Individual Director].

We will forward by U.S. Mail any such securityholder communication to each director, and the Chair of the Board in his or her capacity as a representative of the Board, to whom such securityholder communication is addressed to the address specified by each such director and the Chair of the Board, unless there are safety or security concerns that mitigate against further transmission.

Communications from an officer or director of the Company and proposals submitted by securityholders to be included in the Company’s annual proxy statement, pursuant to Rule 14a-8 of the Exchange Act (and related communications) will not be viewed as a securityholder communication. Communications from an employee or agent of the Company will be viewed as securityholder communication only if such communications are made solely in such employee’s or agent’s capacity as a securityholder.

Procedures for Submitting Stockholder Proposals and Deadlines

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials

Separate from the process described above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2023 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 27, 2022. Such proposals must be delivered to our Secretary, c/o Aadi Bioscience, Inc., 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272.

In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, the Corporate Secretary must receive notice under SEC Rule 14a-19 no later than April 14, 2023. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting

If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal to be considered at an annual meeting of stockholders but does not wish to have the proposal considered for inclusion in our proxy materials, our bylaws establish an advance notice procedure for such nominations and proposals. Our bylaws provide that a stockholder must give written notice to our Secretary at 17383 Sunset Boulevard, Suite A250 Pacific Palisades, California 90272, not later than 5:00 p.m., local time 90 days prior to the day of the first anniversary of the preceding year’s annual meeting, nor earlier than 8:00 a.m., local time 120 days, prior to the first anniversary of the date of the preceding year's annual meeting. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the notice at the above address:

•	not earlier than, February 14, 2023; and
•	no later than the close of business on March 16, 2023

However, the bylaws also provide that in the event there was no annual meeting in the preceding year or the date of the annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, notice must be delivered no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

As to any proposal other than the nomination of a director, the stockholder must be of record at the time the notice is made and state (i) as to each proposal that the stockholder seeks to bring before the meeting, a brief description of such proposal, the reasons for making the proposal at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Company, the language of the proposed amendment) and any material interest that the stockholder has in the proposal; and (ii) (A) the name and address of the stockholder giving the notice on whose behalf the proposal is made, (B) the class (and, if applicable, series) and number of shares of stock of the Company that are, directly or indirectly, owned beneficially or of record by the stockholder, (C) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Company or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (each, a “Derivative Instrument”) directly or indirectly owned beneficially or of record by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Company of the stockholder, (D) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any securities of the Company, (E) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (F) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to, based on any increase or decrease in the value of the shares of stock of the Company or Derivative Instruments, (G) any other information relating to such stockholder, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, (H) a representation that the stockholder is a holder of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (I) a certification as to whether or not the stockholder has complied with all applicable federal, state and other legal requirements in connection with the stockholder’s acquisition of shares of capital stock or other securities of the Company and the stockholder’s acts or omissions as a stockholder (or beneficial owner of securities) of the Company, and (J) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal. The information required to be included in a notice shall be provided as of the date of such notice. The information required to be included in a notice shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is directed to prepare and submit the notice on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.

As to proposals regarding the nomination of members of the board, any nomination must be made by a stockholder of record at the time the notice is made and state (i) as to each nominee that the stockholder proposes for election or reelection as a director, (A) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to serve as a director if elected, and (B) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder, or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; and (ii) (A) the name and address of the stockholder giving the notice on whose behalf the nomination is made, (B) the class (and, if applicable, series) and number of shares of stock of the Company that are, directly or indirectly, owned beneficially or of record by the stockholder, (C) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Company or a Derivative Instrument directly or indirectly owned beneficially or of record by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Company of the stockholder, (D) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any securities of the Company, (E) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (F) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of the shares of stock of the Company or Derivative Instruments, (G) any other information relating to such stockholder, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, (H) a representation that the stockholder is a holder of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (I) a certification as to whether or not the stockholder has complied with all applicable federal, state and other legal requirements in connection with the stockholder’s acquisition of shares of capital stock or other securities of the Company and the stockholder’s acts or omissions as a stockholder (or beneficial owner of securities) of the Company, and (J) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees or otherwise to solicit proxies or votes from stockholders in support of such nomination. The Company may require any proposed nominee to furnish such other information as may be reasonably requested by the Company to determine the eligibility of the proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the nominee. The information required to be included in a notice shall be provided as of the date of such notice. The information required to be included in a notice shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is directed to prepare and submit the notice on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.

The advance notice requirements for the Annual Meeting follows: a stockholder's notice shall be timely if delivered to our Secretary at the address set forth above not later than 5:00 p.m., local time, 90 days prior to the day of the first anniversary of the preceding year’s annual meeting, nor earlier than 8:00 a.m. local time 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the notice at the above address:

•	not earlier than February 14, 2023; and
•	not later than the close of business on March 16, 2023.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

SCAN TO VIEW MATERIALS & VOTE • AADI BIOSCIENCE, INC. 17383 SUNSET BOULEVARD, SUITE A250 PACIFIC PALISADES, CA 90272 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting -Go to www.virtualshareholdermeeting.com/AADI2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D81714-P74631 AADI BIOSCIENCE, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. To elect two Class II directors to serve on the Company's !!! board of directors until the Company's 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation, death or removal. Nominees: 01) Anupam Dalal, M.D. 02) Karin Hehenberger, M.D., Ph.D. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending !!! December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, the Proxy Statement and 2021 Annual Report are available at www.proxyvote.com D81715-P74631 AADI BIOSCIENCE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2022 ANNUAL MEETING OF STOCKHOLDERS JUNE 14, 2022 The undersigned stockholder(s) hereby appoint(s) Neil Desai and Scott Giacobello, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Aadi Bioscience, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m., Pacific Time, on Tuesday, June 14, 2022, at www.virtualshareholdermeeting.com/AADI2022, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side